Pension Health Care And Postretirement Benefits Other Than Pensions (Details 5) $ in Thousands	12 Months Ended
Dec. 31, 2015 USD ($)
Retiree health care benefit cash payments
2016	$ 14,860
2017	15,856
2018	16,816
2019	17,671
2020	18,294
2021 through 2025	94,114
Total expected benefit cash payments	177,611
Other Postretirement Benefit Plan [Member]
Significant effect on amounts reported for service and interest rate component and postretirement health care benefit obligation
Effect on total of service and interest cost components, one-percentage-point, increase	26
Effect on total of service and interest cost components, one-percentage-point, decrease	(70)
Effect on the postretirement benefit obligation one-percentage-point, increase	1,667
Effect on the postretirement benefit obligation one-percentage-point, decrease	$ (2,483)